UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-21098

LMP Real Estate Income Fund Inc.
(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY			10018
(Address of principal executive offices)			(Zip code)

Robert I. Frenkel, Esq. Legg Mason & Co., LLC 100 First Stamford Place Stamford, CT 06902
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(888)777-0102

Date of fiscal year end:	December 31

Date of reporting period:	December 31, 2012

ITEM 1.                                                  REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

December 31, 2012

Annual Report

LMP Real Estate Income Fund Inc.

(RIT)

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

II	LMP Real Estate Income Fund Inc.

Fund objectives

The Fund’s primary investment objective is high current income and the Fund’s secondary investment objective is capital appreciation.

What’s inside

Letter from the chairman	II

Investment commentary	III

Fund overview	1

Fund at a glance	5

Schedule of investments	6

Statement of assets and liabilities	9

Statement of operations	10

Statements of changes in net assets	11

Statement of cash flows	12

Financial highlights	13

Notes to financial statements	14

Report of independent registered public accounting firm	22

Board approval of management and subadvisory agreements	24

Additional information	32

Annual chief executive officer and principal financial officer certifications	38

Other shareholder communications regarding accounting matters	39

Dividend reinvestment plan	40

Letter from the chairman

Dear Shareholder,

We are pleased to provide the annual report of LMP Real Estate Income Fund Inc. for the twelve-month reporting period ended December 31, 2012. Please read on for a detailed look at prevailing economic and market conditions during the Fund’s reporting period and to learn how those conditions have affected Fund performance.

Recent regulations adopted by the Commodity Futures Trading Commission (the “CFTC”) require operators of registered investment companies, including closed-end funds, to register as “commodity pool operators” unless the fund limits its investments in commodity interests. Effective December 31, 2012, your Fund’s manager has claimed the exclusion from the definition of “commodity pool operator.” More information about the CFTC rules and their effect on the Fund is included later in this report on page 23.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.lmcef.com. Here you can gain immediate access to market and investment information, including:

•             Fund prices and performance,

•             Market insights and commentaries from our portfolio managers, and

•             A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

January 31, 2013

LMP Real Estate Income Fund Inc.	III

Investment commentary

Economic review

The U.S. economy continued to grow over the twelve months ended December 31, 2012, but it did so at an uneven pace. U.S. gross domestic product (“GDP”)i growth, as reported by the U.S. Department of Commerce, was 2.0% in the first quarter of 2012. The economy then slowed in the second quarter, as GDP growth was a tepid 1.3%. Economic growth accelerated to 3.1% in the third quarter, partially due to increased private inventory investment, higher federal government spending and moderating imports. However, this was a temporary uptick, as the Commerce Department’s initial estimate showed that fourth quarter GDP contracted 0.1%. This was the first negative reading since the second quarter of 2009, and was driven by a reversal of the above factors, as private inventory investment and federal government spending weakened.

While there was some improvement in the U.S. job market, unemployment remained elevated throughout the reporting period. When the period began, unemployment, as reported by the U.S. Department of Labor, was 8.3%. Unemployment then generally declined and was 7.8% in September 2012, the lowest rate since January 2009, but still high by historical standards. The unemployment rate then rose to 7.9% in October, before falling to 7.8% in November, where it remained in December. The number of longer-term unemployed continued to be a headwind for the economy, as roughly 39% of the 12.2 million people without a job have been out of work for more than six months.

Meanwhile, the housing market brightened, as sales generally improved and home prices continued to rebound.

According to the National Association of Realtors (“NAR”), while existing-home sales dipped 1.0% on a seasonally adjusted basis in December 2012 versus the previous month, they were still 12.8% higher than in December 2011. In addition, the NAR reported that the median existing-home price for all housing types was $180,800 in December 2012, up 11.5% from December 2011. This marked the tenth consecutive month that home prices rose compared to the same period a year earlier. Furthermore, the inventory of homes available for sale fell 8.5% in December, which represents a 4.4 month supply at the current sales pace. This represents the lowest inventory since May 2005.

The manufacturing sector expanded during much of the reporting period, although it experienced several soft patches. Based on the Institute for Supply Management’s PMI (“PMI”)ii, after expanding 34 consecutive months, the PMI fell to 49.7 in June 2012, which represented the first contraction in the manufacturing sector since July 2009 (a reading below 50 indicates a contraction, whereas a reading above 50 indicates an expansion). Manufacturing continued to contract in July and August before ticking up to 51.5 in September and 51.7 in October. The PMI fell back to contraction territory with a reading of 49.5 in November, its lowest level since July 2009. However, manufacturing again expanded in December, with the PMI increasing to 50.7.

The Federal Reserve Board (“Fed”)iii took a number of actions as it sought to meet its dual mandate of fostering maximum employment and price stability. As has been the case since December 2008, the Fed kept the

IV	LMP Real Estate Income Fund Inc.

Investment commentary (cont’d)

federal funds rateiv at a historically low range between zero and 0.25%. In January 2012, the Fed extended the period it expects to keep rates on hold until at least through late 2014. At its June 2012 meeting, the Fed announced that it would continue its program of purchasing longer-term Treasury securities and selling an equal amount of shorter-term Treasury securities (often referred to as “Operation Twist”) until the end of 2012. In September, the Fed announced a third round of quantitative easing (“QE3”), which involves purchasing $40 billion each month of agency mortgage-backed securities on an open-end basis. In addition, the Fed further extended the duration that it expects to keep the federal funds rate on hold, until at least mid-2015. Finally, at its meeting in December, the Fed announced that it would continue purchasing $40 billion per month of agency mortgage-backed securities, as well as initially purchasing $45 billion a month of longer-term Treasuries. The Fed also said that it would keep the federal funds rate on hold “...as long as the unemployment rate remains above 6.5%, inflation between one and two years ahead is projected to be no more than a half percentage point above the Committee’s 2.0% longer-run goal, and longer-term inflation expectations continue to be well anchored.”

As always, thank you for your confidence in our stewardship of your assets.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and
Chief Executive Officer

January 31, 2013

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results.

i	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.
ii

The Institute for Supply Management’s PMI is based on a survey of purchasing executives who buy the raw materials for manufacturing at more than 350 companies. It offers an early reading on the health of the manufacturing sector.

iii

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

iv

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

LMP Real Estate Income Fund Inc. 2012 Annual Report	1

Fund overview

Q. What is the Fund’s investment strategy?

A. The Fund’s primary investment objective is high current income with capital appreciation as a secondary investment objective. The Fund has a fundamental policy of concentrating its investments in the U.S. real estate industry and not in any other industry. The Fund primarily invests in income-producing common shares, preferred shares, convertible preferred shares and debt securities issued by real estate companies, including real estate investment trusts (“REITs”)i. Real estate companies are companies that generally derive at least 50% of their revenue from the ownership, construction, financing, management or sale of commercial, industrial and residential real estate, or have at least 50% of their assets invested in such real estate.

Our investment process focuses on finding securities with sustainable, high or growing distributions that are covered by a company’s operating cash flows. We also look for securities that are trading at a discount to what we believe is the intrinsic value of the company. We feel this provides the Fund with additional capital appreciation potential, as well as superior defensive characteristics. Sector allocation is largely an outgrowth of our fundamental securities analysis.

Under normal market conditions, the Fund invests at least 90% of its total assets in income-producing common shares, preferred shares, convertible preferred shares (preferred shares that, upon the passage of time or the happening of certain events, automatically convert into common shares) and debt securities issued by real estate companies, including REITs. At least 80% of the Fund’s total assets will be invested, under normal market conditions, in income-producing securities issued by REITs.

It is the Fund’s intention to invest approximately 60% to 80% of its total assets in common shares issued by real estate companies and 20% to 40% of its total assets in preferred shares, including convertible preferred shares, issued by real estate companies. The actual percentage of common, preferred and convertible preferred shares and debt securities in the Fund’s portfolio may vary over time based on our assessment of market conditions. Our use of leverage is also based on our current view of the risk/return profile of the market. While we do not expect to change the amount of leverage we use frequently, it will be managed in accordance with market conditions and will not be held static if we believe it makes sense to make an adjustment.

Effective September 1, 2012, ClearBridge Investments, LLC (formerly ClearBridge Advisors, LLC) (“ClearBridge”) is the subadviser to the Fund. Pursuant to a new subadvisory agreement, ClearBridge provides day-to-day portfolio management services to the Fund while the Fund’s current investment manager, Legg Mason Partners Fund Advisor, LLC (“LMPFA”) continues to provide management and administrative services to the Fund and supervise the Fund-related activities of ClearBridge. Mark McAllister serves as senior portfolio manager and John Baldi as co-portfolio manager to the Fund.

Q. What were the overall market conditions during the Fund’s reporting period?

A. Despite surprisingly resilient performance from stocks, the U.S. REIT

2	LMP Real Estate Income Fund Inc. 2012 Annual Report

Fund overview (cont’d)

market outperformed the broad U.S. equity market for the fourth consecutive year in 2012. The Fund’s benchmark the MSCI U.S. REIT Indexii, returned 17.77% for the year and the FTSE NAREIT All REITs Indexiii, which includes both equity and mortgage REITs, produced a 20.14% total return for the same period. In comparison, the S&P 500 Indexiv produced a total return for the period of 16.00%.

Q. How did we respond to these changing market conditions?

A. We made some modest changes to the portfolio during the course of the reporting period. The most important changes were to our preferred stock holdings, where we rotated into issues that had longer call protection and/or more favorable yields. In addition, we increased our Mortgage REITs sub-sector holdings as these offered strong dividend yields, low historical leverage levels and attractive valuations. Finally, we participated in two attractively priced REIT initial public offerings, with the companies offering strong dividend yields and stock valuations well below our estimates of their net asset values. We maintained our Fund borrowings constant with 2011’s year-end level, reflecting what we believe to be a reasonably, but not excessively, optimistic view of REIT fundamentals and valuations.

Performance review

For the twelve months ended December 31, 2012, LMP Real Estate Income Fund Inc. returned 20.84% based on its NAV and 26.85% based on its New York Stock Exchange (“NYSE”) market price per share. The Fund’s unmanaged benchmark, the MSCI U.S. REIT Index, returned 17.77% for the same period. The Lipper Real Estate Closed-End Funds Category Averagev returned 22.84% over the same time frame. Please note that Lipper performance returns are based on each fund’s NAV.

During the twelve-month period, the Fund made distributions to shareholders totaling $0.72 per share. The performance table shows the Fund’s twelve-month total return based on its NAV and market price as of December 31, 2012. Past performance is no guarantee of future results.

Performance Snapshot as of December 31, 2012

Price Per Share	12-Month Total Return*
$12.16 (NAV)	20.84%†
$10.97 (Market Price)	26.85%‡

All figures represent past performance and are not a guarantee of future results.

*	Total returns are based on changes in NAV or market price, respectively.

†

Total return assumes the reinvestment of all distributions at NAV. Prior to January 1, 2012, total return assumed the reinvestment of all distributions in additional shares in accordance with the Fund’s Dividend Reinvestment Plan.

‡	Total returns assume the reinvestment of all distributions in additional shares in accordance with the Fund’s Dividend Reinvestment Plan.

Q. What were the leading contributors to performance?

A. On an absolute basis the Fund had positive returns in all seven REIT industry sub-sectors, with the greatest contributions to returns coming from the Retail REITs, Specialized REITs and Office REITs sub-sectors. Relative to the benchmark, the Fund’s overall sector allocation contributed to

LMP Real Estate Income Fund Inc. 2012 Annual Report	3

performance for the period. In particular, underweights to the Residential REITs and the Specialized REITs sub-sectors and an overweight to the Retail REITs sub-sector helped relative performance. Security selection in the Office REITs sub-sector also helped relative performance for the period.

In terms of individual Fund holdings, leading contributors to performance for the period included positions in Westfield Group, Primaris Retail Real Estate Investment Trust, and Macerich Co. all in the Retail sub-sector, Omega Healthcare Investors Inc. in the Specialized REITs sub-sector and Kilroy Realty Corp. in the Office REITs.

Q. What were the leading detractors from performance?

A. Relative to the benchmark, the Fund’s overall security selection had a negative impact on performance for the period. In particular, selection in the Retail REITs, Specialized REITs and Diversified REITs sectors detracted from relative performance. As for allocation, an overweight to the Industrial REITs sub-sector and the Fund’s holdings in cash and cash equivalents also detracted from performance.

In terms of individual Fund holdings, leading detractors from performance for the period included positions in Public Storage Series L Preferred in the Specialized REITs sub-sector, American Capital Agency Corp., CYS Investments Inc., and Annaly Capital Management Inc., all in the Mortgage REITs sub-sector, and Retail Properties of America Inc. Series A Preferred in the Retail sub-sector.

Q. Were there any significant changes to the Fund during the reporting period?

A. There were a number of specific changes made to the Fund over the course of the reporting period. The majority of these changes were related to the repositioning of our preferred stock holdings to increase the portfolio’s call protection. Among the largest additions to the Fund’s portfolio were new positions in Spirit Realty Capital Inc., Apartment Investment & Management Co. (both common shares and the Series Z Preferred were purchased), Hersha Hospitality Trust (both the Series B Preferred and the common shares were purchased), Glimcher Realty Trust Series H Preferred and Corporate Office Properties Series L Preferred. Some of the largest existing Fund holdings that were sold over the course of the period were positions in Urstadt Biddle Properties Inc. Series C Preferred, Kimco Realty Corp. Series G Preferred, Public Storage Series L Preferred, Duke Realty Corp. Series M Preferred and Primaris Retail Real Estate Investment Trust.

Looking for additional information?

The Fund is traded under the symbol “RIT” and its closing market price is available in most newspapers under the NYSE listings. The daily NAV is available on-line under the symbol “XRITX” on most financial websites. Barron’s and the Wall Street Journal’s Monday edition both carry closed-end fund tables that provide additional information. In addition, the Fund issues a quarterly press release that can be found on most major financial websites as well as www.lmcef.com.

In a continuing effort to provide information concerning the Fund, shareholders may call 1-888-777-0102 (toll free), Monday through Friday from 8:00 a.m. to 5:30 p.m. Eastern Time, for the Fund’s current NAV, market price and other information.

4	LMP Real Estate Income Fund Inc. 2012 Annual Report

Fund overview (cont’d)

Thank you for your investment in LMP Real Estate Income Fund Inc. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Mark McAllister

Portfolio Manager

ClearBridge Investments, LLC

John Baldi

Portfolio Manager

ClearBridge Investments, LLC

January 22, 2013

RISKS: Funds that invest in securities related to the real estate industry are subject to the risks of real estate markets, including fluctuating property values, changes in interest rates and other mortgage-related risks. In addition, investment in funds that concentrate their investments in one sector or industry may involve greater risk than more broadly diversified funds. Leverage may result in greater volatility of NAV and the market price of common shares and increases a shareholder’s risk of loss. The Fund may make significant investments in derivative instruments. Derivative instruments can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance.

Portfolio holdings and breakdowns are as of December 31, 2012 and are subject to change and may not be representative of the portfolio managers’ current or future investments. The Fund’s top ten holdings (as a percentage of net assets) as of December 31, 2012 were: Macerich Co. (5.2%), Westfield Group (5.2%), OMEGA Healthcare Investors Inc. (5.1%), Liberty Property Trust (4.5%), HCP Inc. (3.9%), EPR Properties (3.7%), Health Care REIT Inc. (3.7%), Kilroy Realty Corp. (3.6%), Dundee Real Estate Investment Trust (3.4%) and Senior Housing Properties Trust (3.2%). Please refer to pages 6 through 8 for a list and percentage breakdown of the Fund’s holdings.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. The Fund’s top five sector holdings (as a percentage of net assets) as of December 31, 2012 were: Shopping Centers (25.9%), Diversified (22.4%), Health Care (15.9%), Lodging/Resorts (14.1%) and Office (12.2%). The Fund’s portfolio composition is subject to change at any time.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

i	Real estate investment trusts (“REITs”) invest in real estate or loans secured by real estate and issue shares in such investments, which can be illiquid.
ii

The MSCI U.S. REIT Index is a free float-adjusted market capitalization weighted index that is comprised of equity Real Estate Investment Trusts (“REITs”) that are included in the MSCI U.S. Investable Market 2500 Index, with the exception of specialty equity REITs that do not generate a majority of their revenue and income from real estate rental and leasing operations. The Index represents approximately 85% of the U.S. REIT universe. The MSCI U.S. Investable Market 2500 Index represents the investable universe of companies in the U.S. equity market. This index targets for inclusion 2,500 companies and represents, as of October 29, 2004, approximately 98% of capitalization of the U.S. equity market.

iii	The FTSE NAREIT All REITs Index consists of all tax-qualified Real Estate Investment Trusts (“REITs”) listed on the New York Stock Exchange, American Stock Exchange or NASDAQ National Market List.
iv	The S&P 500 Index is an unmanaged index of 500 stocks and is generally representative of the performance of larger companies in the U.S.
v

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the twelve-month period ended December 31, 2012, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 11 funds in the Fund’s Lipper category.

LMP Real Estate Income Fund Inc. 2012 Annual Report	5

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†      The bar graph above represents the composition of the Fund’s investments as of December 31, 2012 and December 31, 2011. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

6	LMP Real Estate Income Fund Inc. 2012 Annual Report

Schedule of investments

December 31, 2012

LMP Real Estate Income Fund Inc.

Security	Shares	Value
Common Stocks — 85.9%
Apartments — 4.6%
Apartment Investment and Management Co., Class A Shares	98,200	$2,657,292	(a)
Campus Crest Communities Inc.	308,220	3,778,777	(a)
Total Apartments		6,436,069
Diversified — 15.9%
Digital Realty Trust Inc.	45,000	3,055,050	(a)
Dundee Real Estate Investment Trust	125,000	4,703,680	(a)
EPR Properties	112,000	5,164,320	(a)
Lexington Corporate Properties Trust	105,100	1,098,295
Liberty Property Trust	176,000	6,295,520	(a)
Retail Properties of America Inc., Class A Shares	148,000	1,771,560
Total Diversified		22,088,425
Health Care — 15.9%
HCP Inc.	119,800	5,412,564	(a)
Health Care REIT Inc.	83,000	5,087,070	(a)
OMEGA Healthcare Investors Inc.	300,000	7,155,000	(a)
Senior Housing Properties Trust	190,000	4,491,600	(a)
Total Health Care		22,146,234
Industrial — 4.3%
DCT Industrial Trust Inc.	557,830	3,620,317	(a)
First Potomac Realty Trust	186,969	2,310,937
Total Industrial		5,931,254
Lodging/Resorts — 3.5%
Hersha Hospitality Trust	190,000	950,000
Hospitality Properties Trust	166,000	3,887,720	(a)
Total Lodging/Resorts		4,837,720
Mortgage — 6.3%
American Capital Agency Corp.	58,510	1,693,279
Annaly Capital Management Inc.	120,070	1,685,783	(a)
CYS Investments Inc.	133,200	1,573,092
Starwood Property Trust Inc.	168,000	3,857,280	(a)
Total Mortgage		8,809,434
Office — 10.3%
BioMed Realty Trust Inc.	130,000	2,512,900	(a)
Highwoods Properties Inc.	106,000	3,545,700	(a)
Kilroy Realty Corp.	106,700	5,054,379	(a)
Mack-Cali Realty Corp.	120,000	3,133,200	(a)
Total Office		14,246,179

See Notes to Financial Statements.

LMP Real Estate Income Fund Inc. 2012 Annual Report	7

LMP Real Estate Income Fund Inc.

Security		Shares	Value
Regional Malls — 5.2%
Macerich Co.		125,000	$7,287,500	(a)
Retail - Free Standing — 2.6%
Spirit Realty Capital Inc.		202,000	3,591,560	(a)
Shopping Centers — 17.3%
Excel Trust Inc.		249,000	3,154,830	(a)
Inland Real Estate Corp.		480,000	4,022,400	(a)
Kite Realty Group Trust		264,000	1,475,760
Ramco-Gershenson Properties Trust		247,620	3,295,822	(a)
Regency Centers Corp.		85,000	4,005,200	(a)
Urstadt Biddle Properties, Class A Shares		46,000	905,280
Westfield Group		650,000	7,172,346	(b)
Total Shopping Centers			24,031,638
Total Common Stocks (Cost — $90,584,066)			119,406,013

	Rate
Preferred Stocks — 37.0%
Apartments — 2.5%
Apartment Investment & Management Co.	7.000%	135,000	3,494,475
Diversified — 6.5%
Digital Realty Trust Inc., Cumulative, Series F	6.625%	70,000	1,826,300
DuPont Fabros Technology Inc., Cumulative, Series B	7.625%	68,000	1,813,560
EPR Properties	9.000%	60,000	1,779,000
LBA Realty Fund LP, Cumulative Redeemable	8.750%	90,000	3,664,692	*
Total Diversified			9,083,552
Lodging/Resorts — 10.6%
Ashford Hospitality Trust, Series E	9.000%	97,000	2,599,600	(a)
Chesapeake Lodging Trust	7.750%	70,000	1,853,600
Hersha Hospitality Trust	8.000%	120,000	3,042,000
LaSalle Hotel Properties, Series H	7.500%	26,266	676,350
Pebblebrook Hotel Trust, Series A	7.875%	118,000	3,057,380
Strategic Hotels Capital Inc., Series B	8.250%	51,087	1,247,161
Sunstone Hotel Investors Inc.	8.000%	88,917	2,268,273
Total Lodging/Resorts			14,744,364
Office — 1.9%
Corporate Office Properties Trust	7.375%	105,000	2,639,700
Regional Malls — 3.2%
CBL & Associates Properties Inc.	6.625%	70,000	1,747,200
Glimcher Realty Trust, Series H	7.500%	105,000	2,665,950
Total Regional Malls			4,413,150

See Notes to Financial Statements.

8	LMP Real Estate Income Fund Inc. 2012 Annual Report

Schedule of investments (cont’d)

December 31, 2012

LMP Real Estate Income Fund Inc.

Security	Rate		Shares	Value
Retail - Free Standing — 2.5%
National Retail Properties Inc.	6.625%		85,000	$ 2,256,750
Realty Income Corp., Cumulative, Series F	6.625%		44,070	1,168,736
Total Retail - Free Standing				3,425,486
Shopping Centers — 8.6%
Cedar Realty Trust Inc.	7.250%		107,400	2,625,930
Excel Trust Inc.	8.125%		67,000	1,745,350
Kite Realty Group Trust, Series A	8.250%		140,999	3,616,624	(a)
Retail Properties of America Inc., Cumulative	7.000%		70,000	1,725,500
Urstadt Biddle Properties Inc., Cumulative, Series F	7.125%		87,500	2,274,125
Total Shopping Centers				11,987,529
Storage — 1.2%
CubeSmart, Cumulative, Series A	7.500%		66,000	1,719,300
Total Preferred Stocks (Cost — $49,386,602)				51,507,556
Total Investments before Short-Term Investments (Cost — $139,970,668)				170,913,569

		Maturity Date	Face Amount
Short-Term Investments — 4.2%
Repurchase Agreements — 4.2%
Interest in $500,000,000 joint tri-party repurchase agreement dated 12/31/12 with RBS Securities Inc.; Proceeds at maturity — $5,899,072; (Fully collateralized by various U.S. government agency obligations, 0.000% to 0.625% due 6/19/13 to 9/30/17; Market value — $6,017,024) (Cost — $5,899,000)	0.220%	1/2/13	$5,899,000	5,899,000
Total Investments — 127.1% (Cost — $145,869,668#)				176,812,569
Liabilities in Excess of Other Assets — (27.1)%				(37,725,149)
Total Net Assets — 100.0%				$139,087,420

*	Non-income producing security.
(a)	All or a portion of this security is pledged as collateral pursuant to the loan agreement (See Note 5).
(b)	Security is valued in good faith in accordance with procedures approved by the Board of Directors (See Note 1).
#	Aggregate cost for federal income tax purposes is $148,468,875.

Abbreviation used in this schedule:

REIT — Real Estate Investment Trust

See Notes to Financial Statements.

LMP Real Estate Income Fund Inc. 2012 Annual Report	9

Statement of assets and liabilities

December 31, 2012

Assets:
Investments, at value (Cost — $145,869,668)	$176,812,569
Cash	495
Dividends and interest receivable	1,378,043
Prepaid expenses	7,933
Total Assets	178,199,040

Liabilities:
Loan payable (Note 5)	37,000,000
Payable for securities purchased	1,872,734
Investment management fee payable	125,137
Interest payable (Note 5)	4,153
Accrued expenses	109,596
Total Liabilities	39,111,620
Total Net Assets	$139,087,420

Net Assets:
Par value ($0.001 par value; 11,435,004 shares issued and outstanding; 100,000,000 shares authorized)	$ 11,435
Paid-in capital in excess of par value	130,548,560
Overdistributed net investment income	(1,460,268)
Accumulated net realized loss on investments and foreign currency transactions	(20,955,220)
Net unrealized appreciation on investments and foreign currencies	30,942,913
Total Net Assets	$139,087,420

Shares Outstanding	11,435,004

Net Asset Value	$12.16

See Notes to Financial Statements.

10	LMP Real Estate Income Fund Inc. 2012 Annual Report

Statement of operations

For the Year Ended December 31, 2012

Investment Income:
Dividends	$ 7,464,539
Interest	10,255
Less: Foreign taxes withheld	(84,945)
Total Investment Income	7,389,849

Expenses:
Investment management fee (Note 2)	1,535,397
Interest expense (Note 5)	406,623
Transfer agent fees	102,474
Legal fees	73,459
Audit and tax	58,300
Commitment fees (Note 5)	40,666
Shareholder reports	28,117
Directors’ fees	22,114
Stock exchange listing fees	21,295
Fund accounting fees	12,680
Custody fees	5,392
Insurance	4,081
Miscellaneous expenses	12,795
Total Expenses	2,323,393
Less: Fee waivers and/or expense reimbursements (Note 2)	(85,300)
Net Expenses	2,238,093
Net Investment Income	5,151,756

Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions (Notes 1 and 3):
Net Realized Gain (Loss) From:
Investment transactions	3,362,033
REIT distributions	1,393,033
Foreign currency transactions	(12,437)
Net Realized Gain	4,742,629
Change in Net Unrealized Appreciation (Depreciation) From:
Investments	15,038,621
Foreign currencies	(138)
Change in Net Unrealized Appreciation (Depreciation)	15,038,483
Net Gain on Investments and Foreign Currency Transactions	19,781,112
Increase in Net Assets from Operations	$24,932,868

See Notes to Financial Statements.

LMP Real Estate Income Fund Inc. 2012 Annual Report	11

Statements of changes in net assets

For the years ended December 31,	2012	2011

Operations:
Net investment income	$ 5,151,756	$ 5,132,304
Net realized gain	4,742,629	8,197,817
Change in net unrealized appreciation (depreciation)	15,038,483	(9,275,398)
Increase in Net Assets From Operations	24,932,868	4,054,723

Distributions to Shareholders From (Note 1):
Net investment income	(8,231,150)	(8,230,465)
Decrease in Net Assets From Distributions to Shareholders	(8,231,150)	(8,230,465)

Fund Share Transactions:
Reinvestment of distributions (3,803 shares issued)	45,143	—
Increase in Net Assets From Fund Share Transactions	45,143	—
Increase (Decrease) in Net Assets	16,746,861	(4,175,742)

Net Assets:
Beginning of year	122,340,559	126,516,301
End of year*	$139,087,420	$122,340,559
* Includes (overdistributed) and undistributed net investment income, respectively, of:	$(1,460,268)	$415,992

See Notes to Financial Statements.

12	LMP Real Estate Income Fund Inc. 2012 Annual Report

Statement of cash flows

For the Year Ended December 31, 2012

Increase (Decrease) in Cash:
Cash Provided (Used) by Operating Activities:
Net increase in net assets resulting from operations	$ 24,932,868
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided (used) by operating activities:
Purchases of portfolio securities	(71,783,855)
Proceeds from sales of purchased securities	71,104,983
Net purchases, sales and maturities of short-term investments	(1,828,000)
Return of capital from REIT distributions	4,021,279
Increase in dividends and interest receivable	(264,856)
Decrease in prepaid expenses	79
Increase in payable for securities purchased	1,872,734
Increase in investment management fee payable	12,319
Decrease in Directors’ fees payable	(337)
Increase in interest payable	358
Decrease in accrued expenses	(6,879)
Net realized gain on investments and REIT distributions	(4,755,066)
Net change in unrealized appreciation on investments	(15,038,621)
Net Cash Provided by Operating Activities*	8,267,006

Cash Flows from Financing Activities:
Distributions paid on common stock	(8,186,007)
Due to custodian	(80,504)
Net Cash Used in Financing Activities	(8,266,511)
Net Increase in Cash	495
Cash at Beginning of Year	—
Cash at End of Year	$ 495

Non-Cash Financing Activities:
Proceeds from reinvestment of distributions	$ 45,143
* Included in operating expenses is cash of $406,265 paid for interest on borrowings.

See Notes to Financial Statements.

LMP Real Estate Income Fund Inc. 2012 Annual Report	13

Financial highlights

For a share of capital stock outstanding throughout each year ended December 31, unless otherwise noted:

	2012	2011	2010	2009	2008

Net asset value, beginning of year[1]	$10.70	$11.07	$8.98	$6.46	$16.04
Income (loss) from operations:
Net investment income	0.45	0.45	0.36	0.45	0.90
Net realized and unrealized gain (loss)	1.73	(0.10)	2.45	3.01	(8.10)
Distributions paid to taxable auction rate preferred stockholders	—	—	—	—	(0.21)
Total income (loss) from operations	2.18	0.35	2.81	3.46	(7.41)

Less distributions paid to common stock shareholders from:
Net investment income	(0.72)	(0.72)	(0.29)	(0.44)	(0.71)
Net realized gains	—	—	—	—	(0.48)
Return of capital	—	—	(0.43)	(0.50)	(0.98)
Total distributions	(0.72)	(0.72)	(0.72)	(0.94)	(2.17)

Net asset value, end of year	$12.16	$10.70	$11.07	$8.98	$6.46

Market price, end of year	$10.97	$9.25	$10.10	$8.05	$4.79
Total return, based on NAV[2,3]	20.84%	4.02%	33.49%	63.57%	(49.80)%
Total return, based on Market Price[4]	26.85%	(1.44)%	35.86%	97.75%	(58.88)%

Net assets, end of year (millions)	$139	$122	$127	$103	$73

Ratios to average net assets[5]:
Gross expenses	1.74%	1.85%	2.08%	2.48%	2.27%
Net expenses[6]	1.68 [7,8]	1.82 [7,8]	2.08	2.42 [7,9]	2.01 [7,9]
Net investment income	3.86	4.13	3.57	6.76	6.83

Portfolio turnover rate	43%	23%	12%	19%	14%

Supplemental data:
Loans Outstanding, End of Year (000s)	$37,000	$37,000	$45,000	$34,000	$27,600
Asset Coverage for Loan Outstanding	476%	431%	381%	402%	366%
Weighted Average Loan (000s)	$37,000	$43,268	$38,690	$27,499	$46,502 [10]
Weighted Average Interest Rate on Loans	1.10%	0.99%	1.53%	1.38%	3.43%

1  Per share amounts have been calculated using the average shares method.

2  Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

3  The total return calculation assumes that distributions are reinvested at NAV. Prior to January 1, 2012, the total return calculation assumed the reinvestment of all distributions in accordance with the Fund’s dividend reinvestment plan. Past performance is no guarantee of future results.

4  The total return calculation assumes that distributions are reinvested in accordance with the Fund’s dividend reinvestment plan. Past performance is no guarantee of future results.

5  Calculated on the basis of average net assets of common stock shareholders.

6  The impact of compensating balance arrangements, if any, was less than 0.01%.

7  Reflects fee waivers and/or expense reimbursements.

8  LMPFA has agreed to a waiver in the amount of 0.05% of the investment advisory fee that is paid to it by the Fund. The waiver commenced with LMPFA’s assumption of the primary responsibility for the day-to-day management of the Fund’s portfolio and will extend through June 30, 2014.

9  LMPFA has contractually agreed to waive a portion of its management fee in the amount of 0.20% of the Fund’s average daily Managed Assets for the 12-month period ended July 31, 2008 and 0.10% of the Fund’s average daily Managed Assets for the 12-month period ended July 31, 2009. The waiver was eliminated August 1, 2009.

10 For the period August 26, 2008 through December 31, 2008.

See Notes to Financial Statements.

14	LMP Real Estate Income Fund Inc. 2012 Annual Report

Notes to financial statements

1. Organization and significant accounting policies

LMP Real Estate Income Fund Inc. (the “Fund”) was incorporated in Maryland and is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s primary investment objective is high current income and the Fund’s secondary objective is capital appreciation.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Directors.

The Board of Directors is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North American Fund Valuation Committee (the “Valuation Committee”). The

LMP Real Estate Income Fund Inc. 2012 Annual Report	15

Valuation Committee, pursuant to the policies adopted by the Board of Directors, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Directors. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Directors, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Directors quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

16	LMP Real Estate Income Fund Inc. 2012 Annual Report

Notes to financial statements (cont’d)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Long-term investments†:
Common stocks:
Shopping centers	$ 16,859,292	$ 7,172,346	—	$ 24,031,638
Other common stocks	95,374,375	—	—	95,374,375
Preferred stocks:
Diversified	5,418,860	3,664,692	—	9,083,552
Lodging/resorts	13,497,203	1,247,161	—	14,744,364
Other preferred stocks	27,679,640	—	—	27,679,640
Total long-term investments	$158,829,370	$12,084,199	—	$170,913,569
Short-term investments†	—	5,899,000	—	5,899,000
Total investments	$158,829,370	$17,983,199	—	$176,812,569

†	See Schedule of Investments for additional detailed categorizations.

For the year ended December 31, 2012, as a result of the fair value pricing procedures for international equities utilized by the Fund, certain securities have transferred in and out of Level 1 and Level 2 measurements during the period. The Fund’s policy is to recognize transfers between levels as of the end of the reporting period. At December 31, 2012, securities valued at $7,172,346 were temporarily transferred from Level 1 to Level 2 within the fair value hierarchy because fair value procedures were applied when the change in value of a domestic equity security index suggested that the closing prices on foreign exchanges may no longer have represented the value of those securities at the time of closing of the NYSE.

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the

LMP Real Estate Income Fund Inc. 2012 Annual Report	17

counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(d) Concentration risk. The Fund invests in securities related to the real estate industry and is subject to the risks of real estate markets, including fluctuating property values, changes in interest rates and other mortgage- related risks.

(e) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a

18	LMP Real Estate Income Fund Inc. 2012 Annual Report

Notes to financial statements (cont’d)

credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(f) Distributions to shareholders. Dividends and distributions to shareholders are recorded monthly by the Fund on the ex-dividend date for the shareholders of common stock. The Fund’s policy is to pass through to its shareholders substantially all Real Estate Investment Trust (“REIT”) distributions and other income it receives, less operating expenses. The character of REIT distributions received from portfolio securities held by the Fund is generally comprised of investment income, long-term capital gains, and return of capital. The Fund reclassifies amounts within the Statement of Operations primarily based on information provided by REITs after the Fund’s fiscal year end. In those instances where such information is not available, the Fund estimates the amounts based on amounts reported by the REITs in the prior year. After all remaining REITs report the actual character of distributions paid during the year, the Fund adjusts estimates previously recorded to actual.

Pursuant to its Managed Distribution Policy, the Fund intends to make regular monthly distributions to shareholders at a fixed rate per common share, which rate may be adjusted from time to time by the Fund’s Board of Directors. Under Fund’s Managed Distribution Policy, if, for any monthly distribution, net investment income and net realized capital gain is less than the amount of the distribution, the difference will be distributed from the Fund’s assets (and constitute a “return of capital”). The Board of Directors may terminate the Managed Distribution Policy at any time, including when certain events would make part of the return of capital taxable to shareholders. Any such termination could have an adverse effect on the market price for Fund’s shares.

(g) Cash flow information. The Fund invests in securities and distributes dividends from net investment income and net realized gains, which are paid in cash and may be reinvested at the discretion of shareholders. These activities are reported in the Statement of Changes in Net Assets and additional information on cash receipts and cash payments are presented in the Statement of Cash Flows.

(h) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(i) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

LMP Real Estate Income Fund Inc. 2012 Annual Report	19

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of December 31, 2012, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(j) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. During the current year, the following reclassifications have been made:

	Overdistributed Net Investment Income	Accumulated Net Realized Loss	Paid-in Capital
(a)	$1,215,571	$(4,385)	$(1,211,186)
(b)	(12,437)	12,437	—

(a)	Reclassifications are primarily due to a taxable overdistribution and book/tax differences in the treatment of various items.
(b)	Reclassifications are primarily due to foreign currency transactions treated as ordinary income for tax purposes.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager. Effective September 1, 2012, ClearBridge Investments, LLC (formerly ClearBridge Advisors, LLC) (“ClearBridge”) became the Fund’s subadvisor. LMPFA and ClearBridge are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

LMPFA provides administrative and certain oversight services to the Fund. The Fund pays LMPFA an investment management fee, calculated daily and paid monthly, at an annual rate of 0.90% of the Fund’s average daily net assets plus assets attributable to any borrowings used for leverage (“Managed Assets”).

LMPFA delegates to the subadviser the day-to-day portfolio management of the Fund. For its services, LMPFA pays ClearBridge 70% of the net management fee it receives from the Fund.

LMPFA also agreed to a waiver in the amount of 0.05% of the investment advisory fee that is paid by the Fund. The waiver commenced with LMPFA’s assumption of the primary responsibility for the day-to-day management of the Fund’s portfolio and will extend through June 30, 2014.

20	LMP Real Estate Income Fund Inc. 2012 Annual Report

Notes to financial statements (cont’d)

During periods in which the Fund is utilizing leverage, the fees which are payable to LMPFA as a percentage of the Fund’s net assets will be higher than if the Fund did not utilize leverage because the fees are calculated as a percentage of the Fund’s Managed Assets.

During the year ended December 31, 2012, fees waived and/or expenses reimbursed amounted to $85,300.

All officers and one Director of the Fund are employees of Legg Mason or its affiliates and do not receive compensation from the Fund.

3. Investments

During the year ended December 31, 2012, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$71,783,855
Sales	71,104,983

At December 31, 2012, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross unrealized appreciation	$29,702,449
Gross unrealized depreciation	(1,358,755)
Net unrealized appreciation	$28,343,694

4. Derivative instruments and hedging activities

GAAP requires enhanced disclosure about an entity’s derivative and hedging activities.

During the year ended December 31, 2012, the Fund did not invest in any derivative instruments.

5. Line of credit

The Fund has a revolving credit agreement with a financial institution, which allows the Fund to borrow up to an aggregate amount of $75,000,000. The agreement has a six-month term but will renew every day for a six-month term unless notice to the contrary is given to the Fund. The Fund pays a commitment fee at an annual rate of 0.50% on the unutilized portion of the loan. The interest on the loan is calculated at a variable rate based on the LIBOR plus any applicable margin. Interest expense related to the loan for the year ended December 31, 2012 was $406,623. For the year ended December 31, 2012, the Fund incurred a commitment fee in the amount of $40,666. For the year ended December 31, 2012, the Fund had an average daily loan balance outstanding of $37,000,000 and the weighted average interest rate was 1.10%. At December 31, 2012, the Fund had $37,000,000 of borrowings outstanding per this credit agreement.

LMP Real Estate Income Fund Inc. 2012 Annual Report	21

6. Distributions subsequent to December 31, 2012

On November 18, 2012, the Fund’s Board of Directors (the “Board”) declared three distributions, each in the amount of $0.0600 per share, payable on January 25, 2013, February 22, 2013 and March 29, 2013 to shareholders of record on January 18, 2013, February 15, 2013 and March 22, 2013, respectively.

On February 14, 2013, the Board declared three distributions, each in the amount of $0.0600 per share, payable on April 26, 2013, May 31, 2013 and June 28, 2013 to shareholders of record on April 19, 2013, May 24, 2013 and June 21, 2013, respectively.

7. Income tax information and distributions to shareholders

The tax character of distributions paid during the fiscal years ended December 31, were as follows:

	2012	2011
Distributions Paid From:
Ordinary Income	$8,231,150	$8,230,465

As of December 31, 2012, the components of accumulated earnings on a tax basis were as follows:

Capital loss carryforward*	$(20,457,663)
Other book/tax temporary differences(a)	641,382
Unrealized appreciation (depreciation)(b)	28,343,706
Total accumulated earnings (losses) — net	$ 8,527,425

*  During the taxable year ended December 31, 2012, the Fund utilized $ 4,843,422 of its capital loss carryforward available from prior years. As of December 31, 2012, the Fund had the following net capital loss carryforwards remaining:

Year of Expiration	Amount
12/31/2017	$(20,331,262)
12/31/2018	(126,401)
$(20,457,663)

These amounts will be available to offset any future taxable capital gains.
(a)

Other book/tax temporary differences are attributable primarily to book/tax differences in the treatment of distributions from real estate investment trusts, the deferral of qualified late year losses for tax purposes and book/tax differences in the timing of the deductibility of various expenses.

(b)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales and the realization for tax purposes of unrealized gains on investments in passive foreign investment companies.

22	LMP Real Estate Income Fund Inc. 2012 Annual Report

Report of independent registered public accounting firm

The Board of Directors and Shareholders
LMP Real Estate Income Fund Inc.:

We have audited the accompanying statement of assets and liabilities of LMP Real Estate Income Fund Inc., including the schedule of investments, as of December 31, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, the statement of cash flows for the year then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2012, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of LMP Real Estate Income Fund Inc. as of December 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, its cash flows for the year then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York
February 21, 2013

LMP Real Estate Income Fund Inc.	23

Commodity exchange act regulation exclusion — No action relief (unaudited)

Effective December 31, 2012, the Fund is limited in its ability to use commodity futures (which include futures on broad-based securities indexes and interest rate futures) (collectively, “commodity interests”) or options on commodity futures, engage in certain swaps transactions or make certain other investments (whether directly or indirectly through investments in other investment vehicles) for purposes other than “bona fide hedging,” as defined in the rules of the Commodity Futures Trading Commission (the “CFTC”). With respect to transactions other than for bona fide hedging purposes, either: (1) the aggregate initial margin and premiums required to establish the Fund’s positions in such investments may not exceed 5% of the liquidation value of the Fund’s portfolio (after accounting for unrealized profits and unrealized losses on any such investments); or (2) the aggregate net notional value of such instruments, determined at the time the most recent position was established, may not exceed 100% of the liquidation value of the Fund’s portfolio (after accounting for unrealized profits and unrealized losses on any such positions). In addition to meeting one of the foregoing trading limitations, the Fund may not market itself as a commodity pool or otherwise as a vehicle for trading in the futures, options or swaps markets.

As noted above, the Fund may be exposed to commodity interests indirectly in excess of the limits described in the prior paragraph. Such exposure may result from the Fund’s investment in other investment vehicles, including investment companies that are not managed by the Fund’s manager or one of its affiliates, certain securitized vehicles that may invest in commodity interests and/or non-equity REITs that may invest in commodity interests. These investment vehicles are referred to collectively as “underlying funds.” The manager may have limited or no information as to what an underlying fund may be invested in at any given time, because they are not managed by the manager or persons affiliated with the manager and their holdings will likely change over time. To address this lack of transparency, the CFTC staff has issued a no-action letter permitting the manager of a Fund that invests in such underlying funds to register as a commodity pool operator (a “CPO”) or to claim the exclusion from the CPO definition until the later of June 30, 2013 or six months from the date on which the CFTC issues additional guidance on the application of de minimis thresholds in the context of the CFTC exemptive rules. In order to rely on this no-action relief, the manager must meet certain conditions (including certain compliance measures), and otherwise be able to rely on a claim of exclusion from the CPO definition. The Fund’s manager has filed the required notice to claim this no-action relief.

24	LMP Real Estate Income Fund Inc.

Board approval of management and subadvisory agreements (unaudited)

Background

The Investment Company Act of 1940, as amended (the “1940 Act”), requires that the Board of Directors (the “Board”) of LMP Real Estate Income Fund, Inc. (the “Fund”), including a majority of its members that are not considered to be “interested persons” under the 1940 Act (the “Independent Directors”) voting separately, approve on an annual basis the continuation of the investment management contract (the “Management Agreement”) with the Fund’s manager, Legg Mason Partners Fund Advisor, LLC (the “Manager”), and the sub-advisory agreement with the Manager’s affiliate, ClearBridge Investments, LLC (formerly ClearBridge Advisors, LLC) (“ClearBridge” or the “Sub-Adviser”). At a meeting (the “Contract Renewal Meeting”) held in-person on November 7 and 8, 2012, the Board, including the Independent Directors, considered and approved the continuation of the Management Agreement and the Sub-Advisory Agreement for an additional one-year term. To assist in its consideration of the renewal of the Management Agreement and the Sub-Advisory Agreement, the Board received and considered a variety of information (together with the information provided at the Contract Renewal Meeting, the “Contract Renewal Information”) about the Manager and the Sub-Adviser, as well as the management and sub-advisory arrangements for the Fund and the other closed-end funds in the same complex under the Board’s supervision (collectively, the “Legg Mason Closed-end Funds”), certain portions of which are discussed below. A presentation made by the Manager and the Sub-Adviser to the Board at the Contract Renewal Meeting in connection with its evaluations of the Management Agreement and the Sub-Advisory Agreement encompassed the Fund and other Legg Mason Closed-end Funds. In addition to the Contract Renewal Information, the Board received performance and other information throughout the year related to the respective services rendered by the Manager and the Sub-Adviser to the Fund. The Board’s evaluation took into account the information received throughout the year and also reflected the knowledge and familiarity gained as members of the Board of the Fund and other Legg Mason Closed-end Funds with respect to the services provided to the Fund by the Manager and the Sub-Adviser.

The Manager provides the Fund with investment advisory and administrative services pursuant to the Management Agreement and the Sub-Adviser provides the Fund with certain investment sub-advisory services pursuant to the Sub-Advisory Agreement. The discussion below covers both the advisory and administrative functions being rendered by the Manager, each such function being encompassed by the Management Agreement, and the investment sub-advisory functions being rendered by the Sub-Adviser.

LMP Real Estate Income Fund Inc.	25

Board approval of the management agreement and sub-advisory agreement

In its deliberations regarding renewal of the Management Agreement and the Sub-Advisory Agreement, the Board, including the Independent Directors, considered the factors below.

Nature, extent and quality of the services under the management agreement and sub-advisory agreement

The Board received and considered Contract Renewal Information regarding the nature, extent and quality of services provided to the Fund by the Manager and the Sub-Adviser under the Management Agreement and the Sub-Advisory Agreement, respectively, during the past year. The Board also reviewed Contract Renewal Information regarding the Fund’s compliance policies and procedures established pursuant to the 1940 Act. The Board reviewed the qualifications, backgrounds and responsibilities of the Fund’s senior personnel and the portfolio management team primarily responsible for the day-to-day portfolio management of the Fund. The Board also considered, based on its knowledge of the Manager and its affiliates, the Contract Renewal Information and the Board’s discussions with the Manager and the Sub-Adviser at the Contract Renewal Meeting, the general reputation and investment performance records of the Manager and its affiliates and the financial resources available to the corporate parent of the Manager, Legg Mason, Inc. (“Legg Mason”), to support its activities in respect of the Fund and the other Legg Mason Closed-end Funds.

The Manager currently does not provide day-to-day portfolio management services to the Fund. The Management Agreement permits the Manager to delegate certain of its responsibilities, including its investment advisory duties thereunder, provided that the Manager, in each case, will supervise the activities of the delegee. Pursuant to this provision of the Management Agreement, the Manager prior to August 15, 2011 (the “Assumption Date”), did not provide day-to-day portfolio management services to the Fund but rather delegated such responsibilities to AEW Capital Management, L.P. (“AEW”), an unaffiliated sub-adviser, pursuant to a separate sub-advisory agreement (the “AEW Sub-Advisory Agreement”) with the Manager. Based upon its discretionary authority under the Management Agreement, the Manager terminated the AEW Sub-Advisory Agreement and assumed day-to-day portfolio management responsibilities effective on the Assumption Date. At the request of the Board, the Manager proposed and implemented a Management Fee waiver (the “Management Fee Waiver”) of 0.05% for three years, until June 30, 2014 as a result of the elimination of AEW’s fees under the AEW Sub-Advisory Agreement, which were paid by the Manager.

26	LMP Real Estate Income Fund Inc.

Board approval of management and subadvisory agreements (unaudited) (cont’d)

At an in-person meeting held on August 8 and 9, 2012, the Manager presented a proposal to the Board for ClearBridge to assume responsibility from the Manager for day-to-day management of the Fund’s investment portfolio (the “ClearBridge Assumption”) pursuant to a new sub-advisory agreement with ClearBridge (the “ClearBridge Sub-Advisory Agreement”). The Manager recalled that beginning on the Assumption Date, the Fund was managed by a portfolio team comprised of individuals who were employees of the Manager and also employees of ClearBridge. The Manager assured the Board that the same individuals would continue to manage the Fund’s investment portfolio following the proposed ClearBridge Assumption although they would do so solely as employees of ClearBridge. The Manager also advised the Board that it would continue to provide management and administrative services pursuant to the Management Agreement following the proposed ClearBridge Assumption and would remain responsible for supervising ClearBridge’s investment sub-advisory services pursuant to the ClearBridge Sub-Advisory Agreement. The Manager further assured the Board that there would be no diminution in the nature, scope or quality of investment advisory or other services then being provided to the Fund under the Management Agreement following the ClearBridge Assumption. The Board was advised that the Manager, not the Fund, would be responsible for fees payable to ClearBridge under the ClearBridge Sub-Advisory Agreement and that the ClearBridge Assumption consequently would not increase fees payable by the Fund. The Manager described various benefits expected to accrue to the Fund as a result of the ClearBridge Assumption. Based upon the information and assurances provided by the Manager regarding the ClearBridge Assumption and the receipt of a legal opinion from counsel to the Fund that the ClearBridge Assumption was permissible under the 1940 Act and did not require shareholder approval of the ClearBridge Sub-Advisory Agreement, the Board approved the ClearBridge Sub-Advisory Agreement and it became effective September 1, 2012.

In reaching its determinations at the Contract Renewal Meeting regarding continuation of the Management Agreement and the Sub-Advisory Agreement, the Board considered the responsibilities of the Manager and the Sub-Adviser under the Management Agreement and the Sub-Advisory Agreement, respectively, including the Manager’s coordination and oversight of the services provided to the Fund by the Sub-Adviser and others. The Board also took into account that Fund shareholders, in pursuing their investment goals and objectives, likely purchased and have held their shares based in part upon the reputation and resources available to the Manager and, since the ClearBridge Assumption, the Sub-Adviser.

In evaluating the nature, extent and quality of the investment advisory and other services provided, and which are expected to be provided, to the Fund pursuant to the Management Agreement and the Sub-Advisory Agreement, the Board inquired as to any impact on the Fund’s operations of significant

LMP Real Estate Income Fund Inc.	27

changes in the senior management of the Manager and Legg Mason and other personnel providing services to the Fund during the past two years to the date of the Contract Renewal Meeting, including the resignation of Legg Mason’s Chief Executive Officer (“CEO”). At the Contract Renewal Meeting, the interim CEO and other senior representatives of Legg Mason and the Manager discussed these changes with the Board and assured the Board that such changes have not resulted, and are not expected in the future to result, in any diminution in the nature, extent or quality of services provided to the Fund and that the Board of Directors of Legg Mason had undertaken a search for a permanent CEO. In addition, the Board inquired as to published reports speculating that control of Legg Mason, the Manager or certain affiliates of Legg Mason, including the Sub-Adviser, might change. The senior representatives of Legg Mason discussed these published reports with the Board, confirming Legg Mason’s continuing commitment to its current business model and its affiliations with the Manager and the Sub-Adviser.

The Board concluded that, overall, the nature, extent and quality of the management and other services provided to the Fund under the Management Agreement and the Sub-Advisory Agreement have been satisfactory under the circumstances.

Fund performance

The Board received and considered performance information and analyses (the “Lipper Performance Information”) for the Fund, as well as for a group of funds (the “Performance Universe”) selected by Lipper, Inc. (“Lipper”), an independent provider of investment company data. The Board was provided with a description of the methodology Lipper used to determine the similarity of the Fund with the funds included in the Performance Universe. The Performance Universe included the Fund and all leveraged real estate closed-end funds, as classified by Lipper, regardless of asset size. The Performance Universe consisted of eight funds, including the Fund, for the 1-, 3- and 5-year periods ended June 30, 2012. The Board noted that it had received and discussed with the Manager and the Sub-Adviser information throughout the year at periodic intervals comparing the Fund’s performance against its benchmarks and its peer funds as selected by Lipper.

The Lipper Performance Information comparing the Fund’s performance to that of the Performance Universe based on net asset value per share showed, among other things, that the Fund’s performance for each of the 1- and 3-year periods ended June 30, 2012 was ranked fifth among the funds in the Performance Universe for that period and was worse than the Performance Universe median and that its performance for the 5-year period ended June 30, 2012 was ranked third among the funds in the Performance Universe for that period and was better than the Performance Universe median for that period. The Board also was provided with information as to the Fund’s performance relative to its benchmarks and in absolute terms. The

28	LMP Real Estate Income Fund Inc.

Board approval of management and subadvisory agreements (unaudited) (cont’d)

Board noted that the current portfolio management team assumed responsibility for day-to-day management of the Fund’s investment portfolio from AEW on the Assumption Date and that the investment results for each of the 1-, 3-, and 5-year performance measurement periods in the Lipper Performance Information largely were attributable to AEW. Under the circumstances, the Board did not give significant weight to the Lipper Performance Information or other Fund performance information included in the Contract Renewal Information reflecting AEW’s portfolio management services prior to the Assumption Date. Rather, the Board’s decision was based upon information presented to the Board by the Manager and the Sub-Adviser at the Contract Renewal Meeting and prior meetings regarding the repositioning of the Fund’s investment portfolio and the Fund’s positive performance since the Assumption Date.

Based on its review of the Fund’s performance, the Board concluded that, under the circumstances (including the Fund’s limited experience under the current portfolio management team), continuation of the Management Agreement and the Sub-Advisory Agreement for an additional period not to exceed one year would be in the interests of the Fund and its shareholders.

Management fees and expense ratios

The Board reviewed and considered the management fee (the “Management Fee”) payable by the Fund to the Manager under the Management Agreement and the sub-advisory fee (the “Sub-Advisory Fee”) payable to the Sub-Adviser under the Sub-Advisory Agreement in light of the nature, extent and overall quality of the management, investment advisory and other services provided by the Manager and the Sub-Adviser. The Board noted that the Sub-Advisory Fee payable to the Sub-Adviser under the Sub-Advisory Agreement is paid by the Manager, not the Fund, and accordingly, that the retention of the Sub-Adviser does not increase the fees or expenses otherwise incurred by the Fund’s shareholders.

Additionally, the Board received and considered information and analyses prepared by Lipper (the “Lipper Expense Information”) comparing the Management Fee and the Fund’s overall expenses with those of funds in an expense group (the “Expense Group”) selected and provided by Lipper. The comparison was based upon the constituent funds’ latest fiscal years. The Expense Group consisted of the Fund and five other leveraged real estate closed-end funds, as classified by Lipper, with average net assets ranging from the Fund’s $124.3 million to $1.002 billion.

The Lipper Expense Information, comparing the Management Fee as well as the Fund’s actual total expenses to the Fund’s Expense Group, showed, among other things, that the Fund’s contractual Management Fee; actual Management Fee (i.e., giving effect to any voluntary fee waivers implemented by the Manager with respect to the Fund and by the managers of the other

LMP Real Estate Income Fund Inc.	29

Expense Group funds) whether compared on the basis of common share assets only or on the basis of common and leveraged assets; and actual total expenses, whether compared on the basis of common share assets or on the basis of common and leveraged assets, each was ranked no better than fifth among the funds in the Expense Group and in each case was worse than the Expense Group median. The Manager noted that the small number of funds in the Expense Group and the Fund’s small size in relation to the other Expense Group funds made meaningful comparisons difficult.

The Board also reviewed Contract Renewal Information regarding fees charged by the Manager to other U.S. clients investing primarily in an asset class similar to that of the Fund, including, where applicable, institutional and separate accounts. The Board was advised that the fees paid by such institutional, separate account and other clients generally are lower, and may be significantly lower, than the Management Fee. The Contract Renewal Information discussed the significant differences in scope of services provided to the Fund and to these other clients, noting that the Fund is provided with administrative services, office facilities, Fund officers (including the Fund’s chief executive, chief financial and chief compliance officers), and that the Manager coordinates and oversees the provision of services to the Fund by other fund service providers. The Contract Renewal Information included information regarding management fees paid by open-end mutual funds in the same complex (the “Legg Mason Open-end Funds”) and that such information indicated that the management fees paid by the Legg Mason Closed-end Funds generally were higher than those paid by the Legg Mason Open-end Funds. The Manager, in response to an inquiry by the Board as to the reasons for the fee differential, provided information as to differences between the services provided to the Fund and the other Legg Mason Closed-end Funds and services provided to the Legg Mason Open-end Funds. The Board considered the fee comparisons in light of the different services provided in managing these other types of clients and funds.

Taking all of the above into consideration, the Board determined that the Management Fee and the Sub-Advisory Fee were reasonable in light of the nature, extent and overall quality of the management, investment advisory and other services provided or expected to be provided to the Fund under the Management Agreement and the Sub-Advisory Agreement.

Manager profitability

The Board, as part of the Contract Renewal Information, received an analysis of the profitability to the Manager and its affiliates in providing services to the Fund for the Manager’s fiscal years ended March 31, 2012 and March 31, 2011. The Board also received profitability information with respect to the Legg Mason fund complex as a whole. In addition, the Board received Contract Renewal Information with respect to the Manager’s revenue and cost allocation methodologies used in preparing such profitability data. The

30	LMP Real Estate Income Fund Inc.

Board approval of management and subadvisory agreements (unaudited) (cont’d)

Board received a report from an outside consultant engaged by the Manager that had reviewed the Manager’s revenue and cost allocation methodologies. The profitability analysis presented to the Board as part of the Contract Renewal Information indicated that profitability to the Manager in providing services to the Fund had increased by 29% during the period covered by the analysis. The Board noted that sub-advisory fees payable to AEW under the AEW Sub-Advisory Agreement prior to its termination were paid by the Manager, not the Fund, and that the profitability analysis reflected the termination of the AEW Sub-Advisory Agreement and elimination of AEW’s fees thereunder. The Board noted further that the increase in the Manager’s profitability would have been higher but for implementation of the Management Fee Waiver. Given the Fund’s limited performance history under the Manager and the Sub-Adviser since the Assumption Date, the magnitude of the increase in profitability during the period covered by the profitability analysis, and the scheduled expiration of the Management Fee Waiver on June 30, 2014, the Board concluded that profitability merited further monitoring.

Economies of scale

The Board received and discussed Contract Renewal Information concerning whether the Manager realizes economies of scale if the Fund’s assets grow. The Board noted that because the Fund is a closed-end fund with no current plans to seek additional assets beyond maintaining its dividend reinvestment plan, any significant growth in its assets generally will occur through appreciation in the value of the Fund’s investment portfolio, rather than sales of additional shares in the Fund. The Board determined that the Management Fee structure, which incorporates no breakpoints reducing the Management Fee at specified increased asset levels, was appropriate under present circumstances.

Other benefits to the manager and the sub-adviser

The Board considered other benefits received by the Manager, the Sub-Adviser and their affiliates as a result of their relationship with the Fund and did not regard such benefits as excessive.

* * * * * *

In light of all of the foregoing and other relevant factors, the Board determined that, under the circumstances, continuation of the Management Agreement and the Sub-Advisory Agreement would be consistent with the interests of the Fund and its shareholders and unanimously voted to continue each Agreement for a period of one additional year. No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve continuation of the Management Agreement and the Sub-Advisory Agreement, and each Board member attributed different weights to the various factors. The Independent Directors were advised by separate independent legal counsel throughout the process.

LMP Real Estate Income Fund Inc.	31

Prior to the Contract Renewal Meeting, the Board received a memorandum prepared by the Manager discussing its responsibilities in connection with the proposed continuation of the Management Agreement and the Sub-Advisory Agreement as part of the Contract Renewal Information and the Independent Directors separately received a memorandum discussing such responsibilities from their independent counsel. Prior to voting, the Independent Directors also discussed the proposed continuation of the Management Agreement and the Sub-Advisory Agreement in private sessions with their independent legal counsel at which no representatives of the Manager were present.

32	LMP Real Estate Income Fund Inc.

Additional information (unaudited)

Information about Directors and Officers

The business and affairs of LMP Real Estate Income Fund Inc. (the “Fund”) are conducted by management under the supervision and subject to the direction of its Board of Directors. The business address of each Director is c/o R. Jay Gerken, 620 Eighth Avenue, 49th Floor, New York, New York 10018. Information pertaining to the Directors and officers of the Fund is set forth below.

Independent Directors†:

Carol L. Colman
Year of birth	1946
Position(s) held with Fund[1]	Director and Member of the Nominating and Audit Committees, Class I
Term of office[1] and length of time served	Since 2007
Principal occupation(s) during past five years	President, Colman Consulting Company (consulting)
Number of portfolios in fund complex overseen by Director (including the Fund)	29
Other board memberships held by Director	None

Daniel P. Cronin
Year of birth	1946
Position(s) held with Fund[1]	Director and Member of the Nominating and Audit Committees, Class II
Term of office[1] and length of time served	Since 2007
Principal occupation(s) during past five years	Retired; formerly, Associate General Counsel, Pfizer Inc. (prior to and including 2004)
Number of portfolios in fund complex overseen by Director (including the Fund)	29
Other board memberships held by Director	None

Paolo M. Cucchi
Year of birth	1941
Position(s) held with Fund[1]	Director and Member of the Nominating and Audit Committees, Class II
Term of office[1] and length of time served	Since 2002
Principal occupation(s) during past five years	Professor of French and Italian at Drew University; formerly, Vice President and Dean of College of Liberal Arts at Drew University (1984 to 2009)
Number of portfolios in fund complex overseen by Director (including the Fund)	29
Other board memberships held by Director	None

LMP Real Estate Income Fund Inc.	33

Independent Directors cont’d

Leslie H. Gelb
Year of birth	1937
Position(s) held with Fund[1]	Director and Member of the Nominating and Audit Committees, Class I
Term of office[1] and length of time served	Since 2007
Principal occupation(s) during past five years

President Emeritus and Senior Board Fellow (since 2003), The Council on Foreign Relations; formerly, President, (prior to 2003), the Council on Foreign Relations; formerly, Columnist, Deputy Editorial Page Editor and Editor, Op-Ed Page, The New York Times

Number of portfolios in fund complex overseen by Director (including the Fund)	29
Other board memberships held by Director	Director of two registered investment companies advised by Aberdeen Asset Management Asia Limited (since 1994)

William R. Hutchinson
Year of birth	1942
Position(s) held with Fund[1]	Director and Member of the Nominating and Audit Committees, Class III
Term of office[1] and length of time served	Since 2002
Principal occupation(s) during past five years	President, W.R. Hutchinson & Associates Inc. (Consulting) (since 2001)
Number of portfolios in fund complex overseen by Director (including the Fund)	29
Other board memberships held by Director	Director (Non-Executive Chairman of the Board (since December 1, 2009)), Associated Banc Corp. (banking) (since 1994)

Eileen A. Kamerick[2]
Year of birth	1958
Position(s) held with Fund	Director and Member of Nominating and Audit Committees, Class III
Term of office[1] and length of time served	Since 2013
Principal occupation(s) during past five years

CFO, Press Ganey Associates (health care informatics company) (since 2012); formerly Managing Director and CFO, Houlihan Lokey (international investment bank) (2010 to 2012); Senior Vice President, CFO & CLO, Tecta America Corp (commercial roofing company) (2008 to 2010); Executive Vice President and CFO, Bearing Point Inc. (management and technology consulting firm) (2008); Executive Vice President, CFO and CAO Heidrick & Struggles (international executive search and leadership consulting firm) (2004 to 2008)

Number of portfolios in fund complex overseen by Director (including the Fund)	29
Other board memberships held by Director	Director of Associated Banc-Corp (financial services company) (since 2007); Westell Technologies, Inc. (technology company) (since 2003)

34	LMP Real Estate Income Fund Inc.

Additional information (unaudited) (cont’d)

Information about Directors and Officers

Independent Directors cont’d

Riordan Roett
Year of birth	1938
Position(s) held with Fund[1]	Director and Member of the Nominating and Audit Committees, Class II
Term of office[1] and length of time served	Since 2007
Principal occupation(s) during past five years	The Sarita and Don Johnston Professor of Political Science and Director of Western Hemisphere Studies, Paul H. Nitze School of Advanced International Studies, The Johns Hopkins University (since 1973)
Number of portfolios in fund complex overseen by Director (including the Fund)	29
Other board memberships held by Director	None

Jeswald W. Salacuse
Year of birth	1938
Position(s) held with Fund[1]	Director and Member of the Nominating and Audit Committees, Class III
Term of office[1] and length of time served	Since 2007
Principal occupation(s) during past five years	Henry J. Braker Professor of Commercial Law, The Fletcher School of Law and Diplomacy, Tufts University (since 1986); President and Member, Arbitration Tribunal, World Bank/ICSID (since 2004)
Number of portfolios in fund complex overseen by Director (including the Fund)	29
Other board memberships held by Director	Director of two registered investment companies advised by Aberdeen Asset Management Asia Limited (since 1993)

Interested Director and Officer:

R. Jay Gerken[3]
Year of birth	1951
Position(s) held with Fund[1]	Director, Chairman, President and Chief Executive Officer, Class I
Term of office[1] and length of time served	Since 2002
Principal occupation(s) during past five years

Managing Director of Legg Mason & Co., LLC (“Legg Mason & Co.”) (since 2005); Officer and Trustee/Director of 161 funds associated with Legg Mason Partners Fund Advisor, LLC (“LMPFA”) or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006); President and Chief Executive Officer (“CEO”) of LMPFA (since 2006); President and CEO of Smith Barney Fund Management LLC (“SBFM”) (formerly a registered investment adviser) (since 2002)

Number of portfolios in fund complex overseen by Director (including the Fund)	161
Other board memberships held by Director	None

LMP Real Estate Income Fund Inc.	35

Additional Officers:

Ted P. Becker
Legg Mason 620 Eighth Avenue, New York, NY 10018
Year of birth	1951
Position(s) held with Fund[1]	Chief Compliance Officer
Term of office[1] and length of time served	Since 2006
Principal occupation(s) during past five years

Director of Global Compliance at Legg Mason (since 2006); Chief Compliance Officer of LMPFA (since 2006); Managing Director of Compliance of Legg Mason & Co. (since 2005); Chief Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006)

Vanessa A. Williams
Legg Mason 100 First Stamford Place, Stamford, CT 06902
Year of birth	1979
Position(s) with Fund[1]	Identity Theft Prevention Officer
Term of office[1] and length of time served	Since 2011
Principal occupation(s) during past five years

Identity Theft Prevention Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011); Chief Anti-Money Laundering Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011); formerly, Assistant Vice President and Senior Compliance Officer of Legg Mason & Co. (2008 to 2011); formerly, Compliance Analyst of Legg Mason & Co. or its predecessors (2004 to 2008)

Robert I. Frenkel
Legg Mason 100 First Stamford Place, Stamford, CT 06902
Year of birth	1954
Position(s) held with Fund[1]	Secretary and Chief Legal Officer
Term of office[1] and length of time served	Since 2003
Principal occupation(s) during past five years

Vice President and Deputy General Counsel of Legg Mason (since 2006); Managing Director and General Counsel of Global Mutual Funds for Legg Mason & Co. (since 2006) and Legg Mason & Co. predecessors (since 1994); Secretary and Chief Legal Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006)

36	LMP Real Estate Income Fund Inc.

Additional information (unaudited) (cont’d)

Information about Directors and Officers

Additional Officers cont’d

Thomas C. Mandia
Legg Mason 100 First Stamford Place, Stamford, CT 06902
Year of birth	1962
Position(s) held with Fund[1]	Assistant Secretary
Term of office[1] and length of time served	Since 2006
Principal occupation(s) during past five years

Managing Director and Deputy General Counsel of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005); Secretary of LMPFA (since 2006); Assistant Secretary of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006); Secretary of SBFM (since 2002)

Richard F. Sennett
Legg Mason 100 International Drive, Baltimore, MD 21202
Year of birth	1970
Position(s) held with Fund[1]	Principal Financial Officer
Term of office[1] and length of time served	Since 2011
Principal occupation(s) during past five years

Principal Financial Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011); Managing Director of Legg Mason & Co. and Senior Manager of the Treasury Policy group for Legg Mason & Co.’s Global Fiduciary Platform (since 2011); formerly, Chief Accountant within the SEC’s Division of Investment Management (2007 to 2011); formerly, Assistant Chief Accountant within the SEC’s Division of Investment Management (2002 to 2007)

Steven Frank
Legg Mason 620 Eighth Avenue, New York, NY 10018
Year of birth	1967
Position(s) held with Fund[1]	Treasurer
Term of office[1] and length of time served	Since 2010
Principal occupation(s) during past five years

Vice President of Legg Mason & Co. and Legg Mason & Co. predecessors (since 2002); Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2010); formerly, Controller of certain mutual funds associated with Legg Mason & Co. or its affiliates (prior to 2010); formerly, Assistant Controller of certain mutual funds associated with Legg Mason & Co. predecessors (prior to 2005)

LMP Real Estate Income Fund Inc.	37

Additional Officers cont’d

Jeanne M. Kelly
Legg Mason 620 Eighth Avenue, New York, NY 10018
Year of birth	1951
Position(s) with Fund[1]	Senior Vice President
Term of office[1] and length of time served	Since 2007
Principal occupation(s) during past five years

Senior Vice President of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2007); Senior Vice President of LMPFA (since 2006); Managing Director of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005)

†       Directors who are not “interested persons” of the Fund within the meaning of Section 2(a)(19) of the 1940 Act.

1         The Fund’s Board of Directors is divided into three classes: Class I, Class II and Class III. The terms of office of the Class I, II and III Directors expire at the Annual Meetings of Stockholders in the year 2013, year 2014 and year 2015, respectively, or thereafter in each case when their respective successors are duly elected and qualified. The Fund’s executive officers are chosen each year at the first meeting of the Fund’s Board of Directors following the Annual Meeting of Stockholders, to hold office until the meeting of the Board following the next Annual Meeting of Stockholders and until their successors are duly elected and qualified.

2         Effective February 1, 2013, Ms. Kamerick became a Director.

3         Mr. Gerken is an “interested person” of the Fund as defined in the 1940 Act because Mr. Gerken is an officer of LMPFA and certain of its affiliates.

38	LMP Real Estate Income Fund Inc.

Annual chief executive officer and principal financial officer certifications (unaudited)

The Fund’s Chief Executive Officer (“CEO”) has submitted to the NYSE the required annual certification and the Fund also has included the certifications of the Fund’s CEO and Principal Financial Officer required by Section 302 of the Sarbanes-Oxley Act in the Fund’s Form N-CSR filed with the SEC for the period of this report.

LMP Real Estate Income Fund Inc.	39

Other shareholder communications regarding accounting matters (unaudited)

The Fund’s Audit Committee has established guidelines and procedures regarding the receipt, retention and treatment of complaints regarding accounting, internal accounting controls or auditing matters (collectively, “Accounting Matters”). Persons with complaints or concerns regarding Accounting Matters may submit their complaints to the Chief Compliance Officer (“CCO”). Persons who are uncomfortable submitting complaints to the CCO, including complaints involving the CCO, may submit complaints directly to the Fund’s Audit Committee Chair (together with the CCO, “Complaint Officers”). Complaints may be submitted on an anonymous basis.

The CCO may be contacted at:
Legg Mason & Co., LLC
Compliance Department
620 Eighth Avenue, 49th Floor
New York, New York 10018

Complaints may also be submitted by telephone at 1-800-742-5274. Complaints submitted through this number will be received by the CCO.

40	LMP Real Estate Income Fund Inc.

Dividend reinvestment plan (unaudited)

Under the Fund’s Dividend Reinvestment Plan (“Plan”), a shareholder whose shares of Common Stock are registered in his own name will have all distributions from the Fund reinvested automatically by American Stock Transfer & Trust Company (“AST”), as agent under the Plan, unless the shareholder elects to receive cash. Distributions with respect to shares registered in the name of a broker-dealer or other nominee (that is, in “street name”) will be reinvested by the broker or nominee in additional shares under the Plan, unless the service is not provided by the broker or nominee or the shareholder elects to receive distributions in cash. Investors who own Common Stock registered in street name should consult their broker-dealers for details regarding reinvestment. All distributions to Fund shareholders who do not participate in the Plan will be paid by check mailed directly to the record holder by or under the direction of AST as dividend-paying agent.

If the Fund declares a dividend or capital gains distribution payable either in Common Shares or in cash, shareholders who are not Plan participants will receive cash, and Plan participants will receive the equivalent amount in Common Shares. When the market price of the Common Shares is equal to or exceeds 98% of the net asset value per share of the Common Shares on the Determination Date (as defined below), Plan participants will be issued Common Shares valued at a price equal to the greater of (a) 98% of the net asset value per share at the close of trading on the Determination Date or (b) 95% of the market price per share of the common stock on the Determination Date. The Determination Date is the dividend or capital gains distribution record date or, if that date is not a New York Stock Exchange (“NYSE”) trading day, the immediately preceding trading day.

If 98% of the net asset value per share of the Common Shares exceeds the market price of the Common Shares on the Determination Date, the Plan Agent will receive the dividend or distribution in cash and will buy Common Shares in the open market, on the Exchange or elsewhere, for your account as soon as practicable commencing on the trading day following the Determination Date and terminating no later than the earlier of (a) 30 days after the dividend or distribution payment date, or (b) the record date for the next succeeding dividend or distribution to be made to the Common Shareholders, except when necessary to comply with applicable provisions of the federal securities laws. If during this period: (i) the market price rises so that it equals or exceeds 98% of the net asset value per share of the Common Shares at the close of trading on the Exchange on the Determination date before the Plan Agent has completed the open market purchases or (ii) if the Plan Agent is unable to invest the full amount eligible to be reinvested in open market purchases, the Plan agent will cease purchasing Common Shares in the open market and the Fund shall issue the remaining Common Shares at a price per share equal to the greater of (a) 98% of the net asset value per share at the close of trading on the Exchange on the Determination date or (b) 95% of the then current market price per share. You may withdraw

LMP Real Estate Income Fund Inc.	41

from the Plan by notifying the Plan Agent in writing at 5201 15th Avenue, Brooklyn, New York 11219, by logging onto your account and following the directions at www.Investpower.com or by calling the Plan Agent at 1-877-366-6441. Such withdrawal will be effective immediately if notice is received by the Plan Agent not less than ten business days prior to any dividend or distribution record date; otherwise such withdrawal will be effective as soon as practicable after the Plan Agent’s investment of the most recently declared dividend or distribution on the Common Shares.

AST will maintain all shareholder accounts in the Plan and will furnish written confirmations of all transactions in each account, including information needed by a shareholder for personal and tax records. The automatic reinvestment of dividends and capital gains distributions will not relieve Plan participants of any income tax that may be payable on the dividends or capital gains distributions. Common Shares in the account of each Plan participant will be held by AST on behalf of the Plan participant, and each shareholder’s proxy will include those shares purchased pursuant to the Plan.

Plan participants are subject to no charge for reinvesting dividends and capital gains distributions. AST’s fees for handling the reinvestment of dividends and capital gains distributions will be paid by the Fund. No brokerage charges apply with respect to Common Shares issued directly by the Fund as a result of dividends or capital gains distributions payable either in Common Shares or in cash. Each Plan participant will, however, bear a proportionate share of brokerage commissions incurred with respect to open market purchases made in connection with the reinvestment of dividends or capital gains distributions.

Experience under the Plan may indicate that changes to it are desirable. The Fund reserves the right to amend or terminate the Plan as applied to any dividend or capital gains distribution paid subsequent to written notice of the change sent to participants at least 30 days before the record date for the dividend or capital gains distribution. The Plan also may be amended or terminated by AST, with the Fund’s prior written consent, on at least 30 days’ written notice to Plan participants. Upon any termination, you will be sent a certificate or certificates for the full Common Shares held for you under the Plan and cash for any fractional Common Shares. You may elect to notify the Plan Agent in advance of such termination to have the Plan Agent sell part or all of your shares on your behalf. The Plan Agent is authorized to deduct brokerage commissions actually incurred for this transaction from the proceeds. All correspondence concerning the Plan should be directed by mail to American Stock Transfer & Trust Company, 5201 15th Avenue, Brooklyn, New York 11219, by logging onto your account and following the directions at www.Investpower.com or by telephone at 1-888-888-0151.

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LMP Real Estate Income Fund Inc.

Directors	LMP Real Estate Income Fund Inc.	Independent registered public accounting firm
Carol L. Colman	620 Eighth Avenue	KPMG LLP
Daniel P. Cronin	49th Floor	345 Park Avenue
Paolo M. Cucchi	New York, NY 10018	New York, NY 10154
Leslie H. Gelb
R. Jay Gerken	Investment manager	Legal counsel
Chairman	Legg Mason Partners Fund	Simpson Thacher & Bartlett LLP
William R. Hutchinson	Advisor, LLC	425 Lexington Avenue
Eileen A. Kamerick*		New York, NY 10017
Riordan Roett	Subadviser
Jeswald W. Salacuse	ClearBridge Investments, LLC	New York Stock Exchange Symbol
RIT
Officers	Custodian
R. Jay Gerken	State Street Bank and
President and	Trust Company
Chief Executive Officer	1 Lincoln Street
Richard F. Sennett	Boston, MA 02111
Principal Financial Officer
Ted P. Becker	Transfer agent
Chief Compliance Officer	American Stock Transfer & Trust Company
Vanessa A. Williams	5201 15th Avenue
Identity Theft Prevention Officer	Brooklyn, NY 11219
Robert I. Frenkel
Secretary and
Chief Legal Officer
Thomas C. Mandia
Assistant Secretary
Steven Frank
Treasurer
Jeanne M. Kelly
Senior Vice President

*  Effective February 1, 2013, Ms. Kamerick became a Director.

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds and certain closed-end funds managed or sub-advised by Legg Mason or its affiliates. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•             Personal information included on applications or other forms;

•             Account balances, transactions, and mutual fund holdings and positions;

•             Online account access user IDs, passwords, security challenge question responses; and

•             Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•             Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or comply with obligations to government regulators;

•             Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform marketing services solely for the Funds;

•             The Funds’ representatives such as legal counsel, accountants and auditors; and

•             Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

NOT PART OF THE ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, or if you have questions about the Funds’ privacy practices, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Fund at 1-888-777-0102.

Revised April 2011

NOT PART OF THE ANNUAL REPORT

LMP Real Estate Income Fund Inc.

LMP Real Estate Income Fund Inc.
620 Eighth Avenue
49th Floor
New York, NY 10018

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase at market prices, shares of its common stock in the open market.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call 1-888-777-0102.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio transactions are available (1) without charge, upon request, by calling 1-888-777-0102, (2) on the Fund’s website at www.lmcef.com and (3) on the SEC’s website at www.sec.gov.

This report is transmitted to the shareholders of LMP Real Estate Income Fund Inc. for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.

American Stock
Transfer & Trust Company
5201 15th Avenue
Brooklyn, NY 11219

FD02709 2/13 SR13-1864

ITEM 2.                                                  CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.                                                  AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Directors of the registrant has determined that William R. Hutchinson possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert,” and has designated Mr. Hutchinson as the Audit Committee’s financial expert. Mr. Hutchinson is an “independent” Director pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

ITEM 4.                                                  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees. The aggregate fees billed in the last two fiscal years ending December 31, 2011 and December 31, 2012 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $52,200 in 2011 and $53,800 in 2012.

b) Audit-Related Fees. The aggregate fees billed in the Reporting period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $0 in December 31, 2011 and $0 in December 31,  2012.

In addition, there were no Audit-Related Fees billed in the Reporting Period for assurance and related services by the Auditor to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the LMP Real Estate Income Fund Inc. (“service affiliates”), that were reasonably related to the performance of the annual audit of the service affiliates. Accordingly, there were no such fees that required pre-approval by the Audit Committee for the Reporting Periods

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $3,800 in December 31, 2011 and $4,000 in December 31, 2012. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) All Other Fees. There were no other fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item 4 for the LMP Real Estate Income Fund Inc..

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”) and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to LMP Real Estate Income Fund Inc. requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund.  The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors.  As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund.  Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the LMP Real Estate Income Fund Inc., the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for 2011 and 2012; Tax Fees were 100% and 100% for 2011 and 2012; and Other Fees were 100% and 100% for 2011 and 2012.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to LMP Real Estate Income Fund Inc., LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to LMP Real Estate Income Fund Inc. during the reporting period were $0 in 2012.

(h) Yes.  LMP Real Estate Income Fund Inc.’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence.  All services provided by the Auditor to the LMP Real Estate Income Fund Inc. or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.                                                  AUDIT COMMITTEE OF LISTED REGISTRANTS.

a) Registrant has a separately-designated standing Audit Committee established in accordance with Section 3(a) 58(A) of the Exchange Act. The Audit Committee consists of the following Board members:

William R. Hutchinson

Paolo Cucchi

Carol Colman

Daniel Cronin

Leslie Gelb

Eileen A, Kamerick (Effective February 14, 2013)

Riordan Roett

Jeswald Salacuse

b)  Not Applicable.

ITEM 6.                                                  SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.                                                  DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Proxy Voting Guidelines and Procedures

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) delegates the responsibility for voting proxies for the fund to the subadviser through its contracts with the subadviser. The subadviser will use its own proxy voting policies and procedures to vote proxies. Accordingly, LMPFA does not expect to have proxy-voting responsibility for the fund. Should LMPFA become responsible for voting proxies for any reason, such as the inability of the subadviser to provide investment advisory services, LMPFA shall utilize the proxy voting guidelines established by the most recent subadviser to vote proxies until a new subadviser is retained.

The subadviser’s Proxy Voting Policies and Procedures govern in determining how proxies relating to the fund’s portfolio securities are voted and are provided below.  Information regarding how each fund voted proxies (if any) relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge (1) by calling 888-777-0102, (2) on the fund’s website at http://www.lmcef.com and (3) on the SEC’s website at http://www.sec.gov.

PROXY VOTING GUIDELINES & PROCEDURES SUMMARY

Concerning ClearBridge Investments LLC

(f/ka ClearBridge Advisors LLC)

(“ClearBridge”)

ClearBridge is subject to the Proxy Voting Policies and Procedures that it has adopted to seek to ensure that it votes proxies relating to equity securities in the best interest of client accounts. The following is a brief overview of the policies.

ClearBridge votes proxies for each client account with respect to which it has been authorized or is required by law to vote proxies. In voting proxies, ClearBridge is guided by general fiduciary principles and seeks to act prudently and solely in the best interest of the beneficial owners of the accounts it manages. ClearBridge attempts to consider all factors that could affect the value of the investment and will vote proxies in the manner that it believes will be consistent with efforts to maximize shareholder values. ClearBridge may utilize an external service provider to provide it with information and/or a recommendation with regard to proxy votes. However, such recommendations do not relieve ClearBridge of its responsibility for the proxy vote.

In the case of a proxy issue for which there is a stated position in the policies, ClearBridge generally votes in accordance with such stated position. In the case of a proxy issue for which there is a list of factors set forth in the policies that ClearBridge considers in voting on such issue, ClearBridge considers those factors and votes on a case-by-case basis in accordance with the general principles set forth above. In the case of a proxy issue for which there is no stated position or list of factors that ClearBridge considers in voting on such issue, ClearBridge votes on a case-by-case basis in accordance with the general principles set forth above. Issues for which there is a stated position set forth in the policies or for which there is a list of factors set forth in the policies that ClearBridge considers in voting on such issues fall into a variety of categories, including election of directors, ratification of auditors, proxy and tender offer defenses, capital structure issues, executive and director compensation, mergers and corporate restructuring, and social and environmental issues. The stated position on an issue set forth in the policies can always be superseded, subject to the duty to act solely in the best interest of the beneficial owners of accounts, by the investment management professionals responsible for the account whose shares are being voted. There may be occasions when different investment teams vote differently on the same issue. An investment team (e.g., ClearBridge SAI investment team) may adopt proxy voting policies that supplement ClearBridge’s Proxy Voting Policies and Procedures. In addition, in the case of Taft-Hartley clients, ClearBridge will comply with a client direction to vote proxies in accordance with Institutional Shareholder Services’ (ISS) PVS Voting guidelines, which ISS represents to be fully consistent with AFL-CIO guidelines.

In furtherance of ClearBridge’s goal to vote proxies in the best interest of clients, ClearBridge follows procedures designed to identify and address material conflicts that may arise between ClearBridge’s interests and those of its clients before voting proxies on behalf of such clients. To seek to identify conflicts of interest, ClearBridge periodically notifies ClearBridge employees in writing that they are under an obligation (i) to be aware of the potential for conflicts of interest on the part of ClearBridge with respect to voting proxies on behalf of client accounts both as a result of their personal relationships and due to special circumstances that may arise during the conduct of ClearBridge’s business, and (ii) to bring conflicts of interest of which they become aware to the attention of ClearBridge’s compliance personnel. ClearBridge also maintains and considers a list of significant ClearBridge relationships that could present a conflict of interest for ClearBridge in voting proxies.ClearBridge is also sensitive to the fact that a significant, publicized relationship between an issuer and a non-ClearBridge Legg Mason affiliate might appear to the public to influence the manner in which ClearBridge decides to vote a proxy with respect to such issuer.

Absent special circumstances or a significant, publicized non-ClearBridge Legg Mason affiliate relationship that ClearBridge for prudential reasons treats as a potential conflict of interest because such relationship might appear to the public to influence the manner in which ClearBridge decides to vote a proxy, ClearBridge generally takes the position that non-ClearBridge relationships between a Legg Mason affiliate and an issuer do not present a conflict of interest for ClearBridge in voting proxies with respect to such issuer. Such position is based on the fact that ClearBridge is operated as an independent business unit from other Legg Mason business units as well as on the existence of information barriers between ClearBridge and certain other Legg Mason business units.

ClearBridge maintains a Proxy Committee to review and address conflicts of interest brought to its attention by ClearBridge compliance personnel. A proxy issue that will be voted in accordance with a stated ClearBridge position on such issue or in accordance with the recommendation of an independent third party is not brought to the attention of the Proxy Committee for a conflict of interest review because ClearBridge’s position is that to the extent a conflict of interest issue exists, it is resolved by voting in accordance with a pre-determined policy or in accordance with the recommendation of an independent third party. With respect to a conflict of interest brought to its attention, the Proxy Committee first determines whether such conflict of interest is material. A conflict of interest is considered material to the extent that it is determined that such conflict is likely to influence, or appear to influence, ClearBridge’s decision-making in voting proxies. If it is determined by the Proxy Committee that a conflict of interest is not material, ClearBridge may vote proxies notwithstanding the existence of the conflict.

If it is determined by the Proxy Committee that a conflict of interest is material, the Proxy Committee is responsible for determining an appropriate method to resolve such conflict of interest before the proxy affected by the conflict of interest is voted. Such determination is based on the particular facts and circumstances, including the importance of the proxy issue and the nature of the conflict of interest.

ITEM 8.                                                PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a)(1):

NAME AND	LENGTH OF	PRINCIPAL OCCUPATION(S) DURING
ADDRESS	TIME SERVED	PAST 5 YEARS

Mark McAllister ClearBridge Investments, LLC 620 Eighth Avenue New York, NY 10018	Since 2011	Co-portfolio manager of the fund; Managing Director and Senior Portfolio Manager of ClearBridge; Mr. McAllister has 25 years of investment industry experience.

John Baldi ClearBridge Investments, LLC 620 Eighth Avenue New York, NY 10018	Since 2011	Co-portfolio manager of the fund; Director and Senior Research Analyst of ClearBridge; Mr. Baldi has fourteen years of related investment industry experience.

(a)(2): DATA TO BE PROVIDED BY FINANCIAL CONTROL

The following tables set forth certain additional information with respect to the fund’s portfolio manager for the fund. Unless noted otherwise, all information is provided as of December 31, 2012.

Other Accounts Managed by Portfolio Managers

The table below identifies the number of accounts (other than the fund) for which the fund’s portfolio managers have day-to-day management responsibilities and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts. For each category, the number of accounts and total assets in the accounts where fees are based on performance is also indicated.

	Other Registered	Other Pooled
Portfolio	Investment	Investment	Other
Manager(s)	Companies	Vehicles	Accounts

Mark McAllister	2 registered investment companies with $500 million in total assets under management	None	None

John Baldi	None	None	None

(a)(3): Portfolio Manager Compensation

The portfolio managers participate in a competitive compensation program that is designed to attract and retain outstanding investment professionals and closely align the interests of its investment professionals with those of its clients and overall firm results. The total compensation program includes a significant incentive component that rewards high performance standards, integrity, and collaboration consistent with the firm’s values. Portfolio manager compensation is reviewed and modified each year as appropriate to reflect changes in the market and to ensure the continued alignment with the goals stated above. The portfolio managers and other investment professionals receive a combination of base compensation and discretionary compensation, comprising a cash incentive award and deferred incentive plans described below.

Base salary compensation. Base salary is fixed and primarily determined based on market factors and the experience and responsibilities of the investment professional within the firm.

Discretionary compensation. In addition to base compensation managers may receive discretionary compensation.

Discretionary compensation can include:

•             Cash Incentive Award

•             Deferred Incentive Plan (CDIP)—a mandatory program that typically defers 15% of discretionary year-end compensation into managed products. For portfolio managers, one-third of this deferral tracks the performance of their primary managed product, one-third tracks the performance of a composite portfolio of the firm’s new products and one-third can be elected to track the performance of one or more of managed funds. Consequently, portfolio managers can have two-thirds of their CDIP award tracking the performance of their primary managed product.

For centralized research analysts, two-thirds of their deferral is elected to track the performance of one of more of managed funds, while one-third tracks the performance of the new product composite.

The manager then makes a company investment in the proprietary managed funds equal to the deferral amounts by fund. This investment is a company asset held on the balance sheet and paid out to the employees in shares subject to vesting requirements.

•             Legg Mason Restricted Stock Deferral—a mandatory program that typically defers 5% of discretionary year-end compensation into Legg Mason restricted stock. The award is paid out to employees in shares subject to vesting requirements.

•             Legg Mason Restricted Stock and Stock Option Grants—a discretionary program that may be utilized as part of the total compensation program. These special grants reward and recognize significant contributions to our clients, shareholders and the firm and aid in retaining key talent.

Several factors are considered when determining discretionary compensation for portfolio managers. These include but are not limited to:

•             Investment performance. A portfolio manager’s compensation is linked to the pre-tax investment performance of the fund/accounts managed by the portfolio manager. Investment performance is calculated for 1-, 3-, and 5-year periods measured against the applicable product benchmark (e.g., a securities index and, with respect to a fund, the benchmark set forth in the fund’s Prospectus) and relative to applicable industry peer groups. The greatest weight is generally placed on 3- and 5-year performance.

•             Appropriate risk positioning that is consistent with the investment philosophy and the Investment Committee/CIO approach to generation of alpha;

•             Overall firm profitability and performance;

•             Amount and nature of assets managed by the portfolio manager;

•             Contributions for asset retention, gathering and client satisfaction;

•             Contribution to mentoring, coaching and/or supervising;

•             Contribution and communication of investment ideas in the Investment Committee meetings and on a day to day basis;

•             Market compensation survey research by independent third parties

Potential Conflicts of Interest

Potential conflicts of interest may arise when the fund’s portfolio manager also has day-to-day management responsibilities with respect to one or more other funds or other accounts, as is the case for the fund’s portfolio manager.

The manager and the fund have adopted compliance polices and procedures that are designed to address various conflicts of interest that may arise for the manager and the individuals that each employs. For example, the manager seeks to minimize the effects of competing interests for the time and attention of the portfolio manager by assigning the portfolio manager to manage funds and accounts that share a similar investment style. The manager has also adopted trade allocation procedures that are designed to facilitate the fair allocation of limited investment opportunities among multiple funds and accounts. There is no guarantee, however, that the policies and procedures adopted by the manager and the fund will be able to detect and/or prevent every situation in which an actual or potential conflict may appear. These potential conflicts include:

Allocation of Limited Time and Attention. A portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. As a result, the portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund. The effects of this potential conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.

Allocation of Limited Investment Opportunities. If a portfolio manager identifies a limited investment opportunity that may be suitable for multiple funds and/or accounts, the opportunity may be allocated among these several funds or accounts, which may limit a fund’s ability to take full advantage of the investment opportunity.

Pursuit of Differing Strategies. At times, a portfolio manager may determine that an investment opportunity may be appropriate for only some of the funds and/or accounts for which he or she exercises investment responsibility, or may decide that certain of the funds and/or accounts should take differing positions with respect to a particular security. In these cases, the portfolio manager may place separate transactions for one or more funds or accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more other funds and/or accounts.

Selection of Broker/Dealers. Portfolio managers may be able to select or influence the selection of the brokers and dealers that are used to execute securities transactions for the funds and/or accounts that they supervise. In addition to executing trades, some brokers and dealers provide brokerage and research services (as those terms are defined in Section 28(e) of the 1934 Act), which may result in the payment of higher brokerage fees than might have otherwise been available. These services may be more beneficial to certain funds or accounts than to others. Although the payment of brokerage commissions is subject to the requirement that the sub-adviser determines in good faith that the commissions are reasonable in relation to the value of the brokerage and research services provided to the fund, a decision as to the selection of brokers and dealers could yield disproportionate costs and benefits among the funds and/or accounts managed. For this reason, a brokerage committee reviews, among other things, the allocation of brokerage to broker/dealers, best execution and soft dollar usage.

Variation in Compensation. A conflict of interest may arise where the financial or other benefits available to a portfolio manager differ among the funds and/or accounts that he or she manages. If the structure of the manager’s management fee and/or the portfolio manager’s compensation differs among funds and/or accounts (such as where certain funds or accounts pay higher management fees or performance-based management fees), the portfolio manager might be motivated to help certain funds and/or accounts over others. The portfolio manager might be motivated to favor funds and/or accounts in which he or she has an interest or in which the manager and/or its affiliates have interests. Similarly, the desire to maintain assets under management or to enhance the portfolio manager’s performance record or to derive other rewards, financial or otherwise, could influence the portfolio manager in affording preferential treatment to those funds and/or accounts that could most significantly benefit the portfolio manager.

Related Business Opportunities. The manager or its affiliates may provide more services (such as distribution or recordkeeping) for some types of funds or accounts than for others. In such cases, a portfolio manager may benefit, either directly or indirectly, by devoting disproportionate attention to the management of funds and/or accounts that provide greater overall returns to the manager and its affiliates.

(a)(4): Portfolio Manager Securities Ownership

The table below identifies the dollar range of securities beneficially owned by the portfolio manager as of December 31, 2012.

Portfolio Manager	Dollar Range of Portfolio Securities Beneficially Owned

Mark McAllister	$10,001-50,000
John Baldi	None

ITEM 9.                                                  PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not Applicable.

ITEM 10.                                           SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not Applicable.

ITEM 11.                                           CONTROLS AND PROCEDURES.

(a)                                 The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)         There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.                                           EXHIBITS.

(a) (1)  Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

LMP Real Estate Income Fund Inc.

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Chief Executive Officer
LMP Real Estate Income Fund Inc.

Date:	March 1, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Chief Executive Officer
LMP Real Estate Income Fund Inc.

Date:	March 1, 2013

By:	/s/ Richard F. Sennett
(Richard F. Sennett)
Principal Financial Officer
LMP Real Estate Income Fund Inc.

Date:	March 1, 2013